UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 3, 2004

Electronics for Imaging, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-18805	94-3086355
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Velocity Way, Foster City, CA		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	650-357-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 2.02. Results of Operations and Financial Condition.

On September 3, 2004, Electronics for Imaging, Inc. issued a press release and held a conference call regarding the Company's business outlook for the second half of 2004.

A copy of the press release issued by the Company on September 3, 2004 is filed herewith as exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following items are filed as exhibits to this report:
99.1 Press Release dated September 3, 2004, regarding Electronics for Imaging, Inc’s business outlook for the second half of 2004.

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics for Imaging, Inc. (Registrant)

September 3, 2004	By:	Joseph Cutts

Name: Joseph Cutts
Title: Chief Financial Officer and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release